FFTW FUNDS, INC.
LIMITED DURATION PORTFOLIO, WORLDWIDE CORE PORTFOLIO AND INTERNATIONAL PORTFOLIO
                          PROSPECTUS DATED MAY 1, 2002
                         SUPPLEMENT DATED MARCH 4, 2003


EFFECTIVE FEBRUARY 15, 2003, THE FOLLOWING INFORMATION REPLACES THE FEE TABLE AND EXPENSE TABLE EXAMPLE FOR EACH OF THE LIMITED DURATION PORTFOLIO, THE WORLDWIDE CORE PORTFOLIO AND THE INTERNATIONAL PORTFOLIO'S PROSPECTUS:

This Table describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio.*

Portfolio                       Limited         Worldwide       International
Name                            Duration        Core

Shareholder Fees                None            None            None
(Fees Paid Directly
from Your Investment)

Annual Fund Operating
Expenses(Expenses that
are Deducted From Fund
Assets)

Management Fees                 0.35%           0.40%           0.40%

Distribution Fees               None            None            None
(12b-1)

Other Expenses**                0.19%           0.22%           0.27%

Total Annual Fund
Operating Expenses***           0.54%           0.62%           0.67%

*The fees and expenses in this Fee Table have been restated to reflect such fees and expenses incurred as of the Fund's fiscal year ended December 31, 2002.

**Under an Administration Agreement dated February 1, 1995, as amended May 29, 1998, between the Fund and Investors Capital Services, Inc. ("the Administrator"), the Administrator provides administrative services to each Portfolio for an administrative fee and an incentive fee. The incentive fee is paid to the Administrator in the event any Portfolio operates below a certain expense ratio. This incentive fee is capped at 0.02% of such Portfolio's average daily net assets.

***Fischer Francis Trees & Watts, Inc. has voluntarily agreed to waive 0.20% of its management fees for the Limited Duration Portfolio and 0.15% of its management fees for the Worldwide Core Portfolio. Such voluntary fee waivers can be terminated at any time.

Portfolio                       Limited         Worldwide       International
Name                            Duration        Core

Total Waived Fees               0.20%           0.15%           0.00%

Net Annual Fund Operating       0.34%           0.47%           0.67%
Expenses



                             EXPENSE TABLE EXAMPLE

The following table is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio Name          1 Year          3 Years         5 Years         10 Years

Limited Duration        55              173             302             677

Worldwide Core          63              199             346             774

International           68              214             373             835